Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report of Unigene Laboratories, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William Steinhauer, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William Steinhauer
William Steinhauer
Vice President of Finance
Principal Financial Officer
November 9, 2009

A signed original of this written statement required by Section 906 has been provided to Unigene Laboratories, Inc. and will be retained by Unigene Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.